UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 04471

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal period end: December 31, 2020

Date of reporting period: December 31, 2020

Item I Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/20 is included with this Form.

Annual Report
December 31, 2020

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope you and your families are safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2020.
During the annual period, the taxable and tax-exempt fixed income markets generated solid positive absolute returns, supported by a variety of economic and market factors discussed below. Further, the annual period was highlighted by The Value Line Tax Exempt Fund, Inc.* being recognized for its attractive risk profile. The Value Line Tax Exempt Fund, Inc. was given an overall Risk Rating of Low by Morningstar1, i in the muni national long category.
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2020, especially given the newsworthy events of the annual period. With meaningful trends and unprecedented developments during 2020 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
For calendar year 2020, COVID-19 wreaked havoc on both the U.S. and global economies. Countries were forced to shut down businesses and other workplaces in an effort to gain some control over the pandemic, and the lockdowns, in turn, caused the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth dropped to an annualized growth rate of  -5.0% in the first quarter of 2020 and -31.4% in the second quarter, the latter the lowest U.S. GDP reading historically for any quarter. U.S. unemployment leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Retail sales plunged. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey dropping to 41.5 in April, well below the level widely considered to be a sign of contraction. Services, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM Services Index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults — and fears of an economic recession taking hold — drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a $2+ trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included direct checks to many Americans, billions of dollars available to small businesses, and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets. Many of the economic indicators that had been so depressed began to improve. Nonfarm payroll jobs added back almost eight million jobs in May and June. By the end of September, the U.S. economy had gained back more than half the jobs lost in February, March and April. This job growth trend continued for the remainder of the year, with the exception of December when there was a loss of 140,000 jobs. Jobless claims, which peaked at more than 6.8 million at the end of March, declined to 790,000 at the end of December. The unemployment rate fell to 6.7% in December, still high but much better. Manufacturing was a major source of support, with the ISM Manufacturing Survey rebounding to 60 in December, its highest level since August 2018. Strength in the housing market was a notable contributor to the gains in manufacturing. Amid the pandemic, many Americans bought houses in the suburbs, fleeing the density of cities. Historically low interest rates were an added incentive to make a home purchase. Retail sales also rebounded strongly.
While work-at-home scenarios, masks and social distancing measures helped segments of the U.S. economy re-open gradually in phases, pushing third quarter U.S. GDP to a 33.1% growth rate on an annualized basis, the fastest growth rate since the government began to track quarterly GDP data in 1947, prospects for the economy became somewhat clouded by the fall of 2020. COVID-19 cases, hospitalizations and deaths increased rapidly during the fourth quarter, reaching new highs in some states. Partial lockdowns were re-established. Although some economic strength was sapped by the spikes, most economic indicators held up, or surprisingly improved, into the end of the year, supported in large part by optimism around the initial rollout of effective COVID-19 vaccines, resolution of the U.S. elections and a late but material fiscal stimulus package passed by Congress earmarked primarily toward financial help for individuals and small businesses.

President’s Letter (unaudited) (continued)

Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index2, posted a return of 7.51% during the annual period, significantly underperforming the broad U.S. equity market. Still, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasury yields rose in the fourth quarter on expectations of increased economic growth in the year ahead. However, for the annual period overall, the yield on the three-month U.S. Treasury bill fell approximately 146 basis points, the yield on the two-year U.S. Treasury note decreased approximately 145 basis points, and the yield on the five-year U.S. Treasury note fell approximately 133 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note decreased approximately 99 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 74 basis points during the annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened3, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
Long-dated U.S. Treasuries posted the strongest total returns during the annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index. Spread, or non-government bond, sectors posted mixed performance, though virtually all generated positive absolute returns during the annual period, largely supported by the speed and magnitude of the Fed’s monetary policy stimulus, which included a multi-sector bond buying program. Investment grade corporate bonds outperformed U.S. Treasuries on strong investor demand for yield, though high yield corporate bonds modestly lagged the returns of U.S. Treasuries during the annual period overall. The securitized sector as a whole underperformed U.S. Treasuries, but within the sector, commercial mortgage-backed securities outperformed the broad Bloomberg Barclays US Aggregate Bond Index, substantially outpacing asset-backed securities and mortgage-backed securities. Sovereign emerging markets debt also posted positive absolute returns for the annual period but lagged U.S. Treasuries.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index4, posted positive absolute returns but lagged the broad taxable fixed income market during the annual period with a return of 5.21%. Like the taxable fixed income market, yields across the municipal bond market yield curve rallied, following the steepening trajectory of the U.S. Treasury yield curve. The economic and market factors affecting the taxable markets during the annual period similarly affected the tax-exempt market. Still, municipal bonds faced some additional challenges, and the positive total returns the tax-exempt fixed income market experienced through February 2020 gave way in March to some of the worst days in municipal bond market history. Many investors fled the municipal bond market in March, as the country experienced its first lockdowns. And many municipal bond issuers were crushed by the spike in unemployment benefits and the greatly reduced collection of income, sales and hotel taxes as well as the loss of airport fees, tourist dollars and toll revenues. The pain from this drop in revenue was compounded by the massive numbers of Americans requiring medical care due to COVID-19. Yields across the municipal curve moved higher in March 2020.
Almost as quickly as yields increased, the lure of historically inexpensive valuations, coupled with near record low U.S. Treasury rates and the Fed expanding its municipal bond buying program to help stabilize a choppy market, brought some investors back to the municipal bond market in the second quarter of 2020, providing some initial signs of stabilization and restored market liquidity. Municipal bond yields generally declined, bringing the municipal bond market back into positive territory for the annual period overall. Propelled by historically low interest rates, municipal issuance saw a banner year in 2020, totaling more than $513.7 billion, as both tax-exempt and taxable municipal bond issuance climbed to the highest levels on record. Meanwhile, demand remained sustained, as municipal funds saw total inflows gain momentum after the U.S. elections, totaling $39.7 billion for the year. Lower quality bonds in some industries and locations, such as Puerto Rico bonds, performed quite well as investors reached for yield. However, overall, investors favored higher quality, AAA-rated municipal bonds amidst the strong “risk off”5 environment that characterized the year within the municipal bond market, reflecting in part heightened credit concerns as many state and local issuers continued to face depressed revenues and to seek further federal government support. Not surprisingly, the overall credit impact on the municipal market caused by the pandemic triggered a flurry of rating downgrades that far exceeded rating upgrades for the year. Importantly, the fiscal stimulus bill passed in December 2020 largely left out state and local governments, complicating budget decisions for municipal governments confronting uncertain economic conditions and likely meaning growing austerity measures. That said, sectors such as airports, public transit districts and education were slated to benefit indirectly from the stimulus bill.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For The Value Line Tax Exempt Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2020. All in the Morningstar muni national long category.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

5
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund generated a total return of 5.77% during the 12 months ended December 31, 2020. This compares to the 7.51% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund posted solid positive absolute returns but underperformed its benchmark for two key reasons. First, while the Fund benefited from its overall duration positioning, it was hurt by an underweight to long-dated securities within the Fund’s U.S. Treasury allocation. U.S. Treasury bonds with maturities of 30 years were the best performers within the U.S. fixed income market for the annual period. Second, the Fund’s relative results were dampened by issue selection overall.
Which fixed income market sectors most significantly affected Fund performance?
Issue selection within the investment grade corporate bond sector detracted most. The corporate bonds held by the Fund were generally high quality and underperformed lower quality, more “risk on”* credits, which performed better during the annual period on investor demand for yield. Similarly, issue selection within the securitized sector detracted given the Fund’s emphasis on mortgage-backed securities. Mortgage-backed securities underperformed the Bloomberg Barclays Index during the annual period, hurt by high prepayments amid the fall in interest rates. Additionally, among U.S. Treasuries, holding more long-dated securities would have been beneficial. In hindsight, it would have been better to hold more of a mix of short-term and long-term U.S. Treasury securities rather than the focus we had on the intermediate segment of the yield curve, or spectrum of maturities. Having an overweight to asset-backed securities further detracted from the Fund’s relative results. Asset-backed securities tend to be short-dated and high quality securities, which underperformed in the “risk on” environment that rewarded lower quality and longer-duration securities in the last three quarters of the annual period.
Conversely, the Fund’s overweight allocation to investment grade corporate bonds contributed positively to relative performance. Also, select long-dated industrial investment grade corporate bonds offered superior returns, including securities issued by Constellation Brands, Trane Technologies and Owens Corning. Having a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index but which performed strongly during the annual period, contributed positively to the Fund’s relative results as well. Having an overweight to commercial mortgage-backed securities within the securitized sector also proved beneficial, as these securities were not hit with rising prepayment speeds as were residential mortgage-backed securities.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance, as the Fund generally held a duration stance longer than that of the Bloomberg Barclays Index during the annual period based on our expectations for lower interest rates. The Fed had been clear in its intent to keep interest rates low for an extended period in an effort to counter the economic weakness brought on by the COVID-19 pandemic. As rates did fall significantly across the yield curve during the annual period, the Fund’s long duration positioning added significant value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, the Fund’s yield curve positioning detracted from the Fund’s relative performance during the annual period. As mentioned, it would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities, rather than an emphasis on the intermediate segment of the yield curve.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the annual period.
Were there any notable changes in the Fund’s weightings during the annual period?
Most of the changes to the Fund’s weightings were made during the last quarter of the annual period. In those months, we added some risk to the Fund, as the development and distribution of COVID-19 vaccines accelerated, bringing with it the hope of a return to more “normal” economic conditions both domestically and globally in 2021. We also became more constructive on adding some risk due to widespread expectations that the Biden Administration would likely seek to increase economic support for individuals struggling from the economic pain inflicted by the fallout from the COVID-19 pandemic. We increased the Fund’s exposure to high yield corporate bonds. We also remained committed to the Fund’s overweight to investment grade corporate bonds against the backdrop of low interest rates, as investors had continued to show a strong appetite for yield. Within the investment grade corporate bond sector, we increased exposure to industries more sensitive to a growing economy, such as oil and metals & mining. Issuers added included Steel Dynamics, Spectra Energy and Occidental Petroleum. We maintained the Fund’s longer duration than that of the Bloomberg Barclays Index but did shorten duration a bit as yields, particularly of securities with maturities of 10 years and longer, began to rise during the fourth calendar quarter on stronger economic data and the start of COVID-19 inoculations.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
At the end of December 2020, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. The Fund was also overweight taxable municipal bonds at the end of the annual period, as we believe they will perform well as state and municipal budgets recover with better economic growth. The Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2020, we believed interest rates would remain low even when the U.S. economy returns to some level of “normalcy” as people domestically and globally receive the COVID-19 vaccine. In turn, we intend to focus on higher beta, lower quality investments for the near term and to continue diligently monitoring COVID-19-driven trends, standing ready to add back more “risk-off” securities should conditions warrant. The COVID-19 pandemic is, unfortunately, not over. If the pandemic is not successfully contained, the negative effects on the economy would persist, and we would look to pull back on some of the more bullish positioning we took in the fourth quarter of 2020. Further, it is always possible there will be surprises with a new White House Administration regarding its broad economic and fiscal policies. We will, of course, also closely monitor any changes in the direction of Fed policy or that of other central bankers around the globe and their commitment to significant economic stimulus, since their policies remain a key driver of the fixed income market.

*
”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
U.S. Treasury Notes, 2.25%, 11/15/24	1,505,000	$1,621,285	3.0%
U.S. Treasury Bonds, 3.00%, 2/15/48	974,000	1,278,603	2.4%
U.S. Treasury Notes, 1.38%, 6/30/23	990,000	1,020,319	1.9%
U.S. Treasury Bonds, 4.38%, 2/15/38	500,000	743,320	1.4%
U.S. Treasury Notes, 2.75%, 2/15/28	615,000	705,256	1.3%
FHLMC Pool #SD8098, 2.00%, 10/1/50	635,698	660,416	1.2%
U.S. Treasury Bonds, 2.25%, 8/15/49	552,000	631,717	1.2%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	603,715	1.1%
FNMA, 1.88%, 9/24/26	540,000	583,875	1.1%
FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	450,000	505,234	0.9%
Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities*
*
Excludes short-term investments, if any.

Coupon Distribution
Percentage of Total Investment Securities^
Less than 4%	72.9%
4 – 4.99%	21.3%
5 – 5.99%	5.6%
6 – 6.99%	0.2%

^
Excludes short-term investments, if any.

The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg Barclays US Aggregate Bond Index* (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg Barclays US Aggregate Bond Index**

Performance Data:**
Average Annual Total Returns (For periods ended 12/31/2020)
Investor Class	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	5.77%	3.67%	3.53%
Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%

*
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES 3.2%
$129,282	Ally Auto Receivables Trust, Series 2017-3, Class A4, 2.01%, 3/15/22	$129,364
170,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	171,855
100,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	103,317
220,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(1)	241,743
330,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(1)	331,853
3,396	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	3,400
200,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(1)	203,133
68,000	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A3, 1.84%, 12/15/22	68,950
450,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(1)	463,359
TOTAL ASSET-BACKED SECURITIES (Cost $1,703,667) 3.2%		1,716,974
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	285,274
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	174,817
271,069	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	283,558
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5% (continued)
$150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	$163,333
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	211,503
180,902	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	193,345
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	285,375
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	343,609
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	288,305
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	293,133
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	233,115
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	505,234
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5% (continued)
$250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(1)(2)	$261,899
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(1)(2)	160,121
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(2)	202,980
200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(1)(2)	218,440
221,872	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	226,473
212,199	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	220,485
156,387	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	158,306
13,063	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	13,136
58,929	Sequoia Mortgage Trust, Series 2004-8, Class A1, (1-month LIBOR + 0.70)%, 0.85%, 9/20/34(2)	57,736
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	193,940
89,141	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	89,740
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	114,122

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5% (continued)
$85,780	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	$90,578
192,393	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	194,706
188,598	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	190,783
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,395,690) 10.5%		5,654,046
CORPORATE BONDS & NOTES 46.4%
BASIC MATERIALS 2.1%
	CHEMICALS 1.3%
125,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	133,343
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	187,814
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	113,843
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(3)	189,792
100,000	Nutrien, Ltd., Senior Unsecured Notes, 1.90%, 5/13/23	103,295
		728,087
	IRON & STEEL 0.3%
125,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31(3)	139,781
	MINING 0.5%
125,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	163,186
100,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	128,949
		292,135
		1,160,003
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
COMMUNICATIONS 3.8%
	INTERNET 0.6%
$150,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	$165,205
150,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	169,155
		334,360
	MEDIA 1.5%
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25(3)	203,253
175,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28(3)	210,661
175,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	206,375
175,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31(3)	191,855
		812,144
	TELECOMMUNICATIONS 1.7%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(1)	233,731
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	239,603
175,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	220,817
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(3)	185,785
		879,936
		2,026,440
CONSUMER, CYCLICAL 3.7%
	AUTO MANUFACTURERS 1.0%
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30(3)	150,760
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	AUTO MANUFACTURERS 1.0% (continued)
$150,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	$154,104
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	211,983
		516,847
	AUTO PARTS & EQUIPMENT 0.3%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	153,000
	HOME BUILDERS 1.0%
150,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24(3)	160,112
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	165,750
200,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	224,500
		550,362
	HOME FURNISHINGS 0.4%
200,000	Whirlpool Corp., Senior Unsecured Notes, 3.70%, 5/1/25	221,924
	LODGING 0.2%
100,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29	109,066
	RETAIL 0.8%
100,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	114,801
100,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(3)	103,932
100,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 1.70%, 10/15/30	101,318
100,000	Walgreen Co., Guaranteed Notes, 3.10%, 9/15/22(3)	104,386
		424,437
		1,975,636

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
CONSUMER, NON-CYCLICAL 10.9%
	AGRICULTURE 0.4%
$200,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	$222,293
	BEVERAGES 2.0%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(3)	159,222
150,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27(3)	154,939
175,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	188,220
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	211,054
200,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	226,445
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	111,955
		1,051,835
	BIOTECHNOLOGY 0.5%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(3)	160,802
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.60%, 10/1/40	100,964
		261,766
	COMMERCIAL SERVICES 1.0%
200,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	237,344
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	164,880
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	133,750
		535,974
	FOOD 0.8%
150,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	151,384
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	FOOD 0.8% (continued)
$100,000	Hershey Co. (The), Senior Unsecured Notes, 2.65%, 6/1/50	$105,946
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	178,350
		435,680
	HEALTHCARE PRODUCTS 1.3%
213,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	249,517
125,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	136,468
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26(3)	170,226
125,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25(3)	142,130
		698,341
	HEALTHCARE SERVICES 2.2%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	165,274
150,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	166,531
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	168,679
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	172,630
150,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29(3)	165,799
150,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	164,473
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	153,623
		1,157,009
	HOUSEHOLD PRODUCTS 0.4%
125,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	130,006
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	HOUSEHOLD PRODUCTS 0.4% (continued)
$100,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	$103,199
		233,205
	PHARMACEUTICALS 2.3%
100,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	110,585
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24(3)	163,061
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43	215,035
125,000	Cigna Corp., Guaranteed Notes, 3.40%, 3/1/27	141,141
125,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	135,790
100,000	Pfizer, Inc., Senior Unsecured Notes, 2.55%, 5/28/40	106,808
100,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	99,010
150,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26(3)	171,620
100,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	116,728
		1,259,778
		5,855,881
ENERGY 3.3%
	OIL & GAS 1.4%
150,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25(3)	157,347
100,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(3)	121,536
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	156,392

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	OIL & GAS 1.4% (continued)
$150,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26(3)	$152,009
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	161,484
		748,768
	OIL & GAS SERVICES 0.3%
150,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25	154,255
	PIPELINES 1.6%
150,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	167,412
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	293,191
130,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	149,738
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	167,459
100,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	118,115
		895,915
		1,798,938
FINANCIAL 13.8%
	BANKS 8.3%
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	220,477
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	226,666
150,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24(3)	162,691
125,000	CIT Group, Inc., Senior Unsecured Notes, (SOFR + 3.83)%, 3.93%, 6/19/24(2)	132,188
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	BANKS 8.3% (continued)
$150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90)%, 3.35%, 4/24/25(2)(3)	$163,076
165,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	232,801
150,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23(3)	161,827
150,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	168,331
125,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	137,124
175,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(3)	190,860
175,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	198,791
125,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	142,681
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	164,793
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	233,813
200,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38)%, 3.96%, 11/15/48(2)	251,706
100,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29(3)	108,308
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	251,652
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	164,879
250,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	276,954
125,000	National Australia Bank, Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	136,244
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	BANKS 8.3% (continued)
$150,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	$152,054
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	202,463
150,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	154,281
250,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	263,390
		4,498,050
	DIVERSIFIED FINANCIAL SERVICES 2.1%
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	187,546
150,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	172,926
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	167,982
175,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	194,326
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	224,702
150,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	160,428
		1,107,910
	INSURANCE 1.6%
100,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30(3)	99,811
200,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	212,193
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	174,990
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	221,116

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	INSURANCE 1.6% (continued)
$150,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67)%, 5.70%, 9/15/48(2)(3)	$173,177
		881,287
	REITS 1.8%
100,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	108,356
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	111,313
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	171,974
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	262,391
100,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	107,158
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	204,552
		965,744
		7,452,991
INDUSTRIAL 2.8%
	AEROSPACE & DEFENSE 0.7%
150,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	179,862
150,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28(3)	178,825
		358,687
	BUILDING MATERIALS 0.2%
100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	115,328
	ELECTRONICS 0.5%
100,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30(3)	103,507
150,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	170,254
		273,761
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	MISCELLANEOUS MANUFACTURERS 0.8%
$150,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	$195,546
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	219,742
		415,288
	PACKAGING & CONTAINERS 0.6%
145,000	Ball Corp., Guaranteed Notes, 4.00%, 11/15/23	154,425
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	173,918
		328,343
		1,491,407
TECHNOLOGY 2.9%
	COMPUTERS 0.6%
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	165,511
175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	182,791
		348,302
	SEMICONDUCTORS 0.8%
100,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	103,776
150,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	156,303
150,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	157,465
		417,544
	SOFTWARE 1.5%
100,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	108,238
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	178,435
200,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29(3)	228,371
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30(3)	102,680
Principal Amount		Value
CORPORATE BONDS & NOTES 46.4% (continued)
	SOFTWARE 1.5% (continued)
$150,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	$167,721
		785,445
		1,551,291
UTILITIES 3.1%
	ELECTRIC 2.8%
175,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	190,475
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	129,609
100,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	119,942
150,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	161,327
150,000	Florida Power & Light Co., 4.95%, 6/1/35	207,411
100,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	109,701
100,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	129,298
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	111,265
100,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	116,932
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	126,985
125,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	127,316
		1,530,261
	GAS 0.3%
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	168,306
		1,698,567
TOTAL CORPORATE BONDS & NOTES (Cost $23,304,780) 46.4%		25,011,154

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS 1.4%
$200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	$211,040
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	156,874
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(3)	165,939
200,000	Peruvian Government International Bond, Senior Unsecured Notes, 1.86%, 12/1/32(3)	201,600
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $701,655) 1.4%		735,453
LONG-TERM MUNICIPAL SECURITIES 3.7%
	CALIFORNIA 0.4%
200,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	217,146
	DISTRICT OF COLUMBIA 0.5%
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	282,587
	MICHIGAN 0.4%
200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	230,064
	NEW YORK 0.5%
225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	234,556
	TEXAS 1.6%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,985
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 3.7% (continued)
	TEXAS 1.6% (continued)
$500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$603,715
		880,700
	WASHINGTON 0.3%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	132,109
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,787,200) 3.7%		1,977,162
U.S. GOVERNMENT AGENCY OBLIGATIONS# 16.3%
51,102	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	56,591
149,790	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	163,546
73,108	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	78,965
44,346	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	47,052
38,062	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	40,957
39,069	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	42,670
64,574	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	69,493
201,466	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	218,726
249,164	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	272,679
215,180	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	229,846
245,219	FHLMC Pool #QB3856, 2.00%, 9/1/50	254,755
274,491	FHLMC Pool #QB5314, 2.50%, 11/1/50	289,606
310,686	FHLMC Pool #SD8023, 2.50%, 11/1/49	327,794
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS# 16.3% (continued)
$635,698	FHLMC Pool #SD8098, 2.00%, 10/1/50	$660,416
250,000	FNMA, 2.38%, 1/19/23	261,450
250,000	FNMA, 2.63%, 9/6/24	271,905
540,000	FNMA, 1.88%, 9/24/26	583,875
87,757	FNMA Pool #AB2346, 4.50%, 2/1/41	97,336
74,250	FNMA Pool #AB5231, 2.50%, 5/1/27	77,598
78,754	FNMA Pool #AB5716, 3.00%, 7/1/27	82,777
125,893	FNMA Pool #AB8144, 5.00%, 4/1/37	144,385
92,041	FNMA Pool #AI4285, 5.00%, 6/1/41	105,967
66,795	FNMA Pool #AJ5888, 4.50%, 11/1/41	75,086
302,542	FNMA Pool #AR6394, 3.00%, 2/1/43	322,541
157,488	FNMA Pool #AS5892, 3.50%, 10/1/45	168,128
48,685	FNMA Pool #AS6102, 3.50%, 11/1/45	51,964
89,204	FNMA Pool #AS6205, 3.50%, 11/1/45	95,221
65,256	FNMA Pool #AS6385, 4.00%, 12/1/45	70,839
132,393	FNMA Pool #AS9459, 4.50%, 4/1/47	144,812
120,261	FNMA Pool #AS9562, 3.00%, 5/1/47	126,489
131,873	FNMA Pool #AU4279, 3.00%, 9/1/43	141,883
134,307	FNMA Pool #AV0703, 4.00%, 12/1/43	145,988
64,632	FNMA Pool #AW7362, 2.50%, 8/1/29	67,530
111,005	FNMA Pool #AX0416, 4.00%, 8/1/44	121,747
88,966	FNMA Pool #AY1670, 3.50%, 2/1/45	95,550
70,927	FNMA Pool #AY2728, 2.50%, 2/1/30	74,151
78,579	FNMA Pool #AY4195, 4.00%, 5/1/45	86,465
92,889	FNMA Pool #BA3885, 3.50%, 11/1/45	99,435
229,036	FNMA Pool #CA2320, 3.50%, 9/1/48	252,762
112,830	FNMA Pool #CA5540, 3.00%, 4/1/50	120,123
114,806	FNMA Pool #MA0641, 4.00%, 2/1/31	123,688
419,507	FNMA Pool #MA4012, 2.00%, 5/1/35	438,461
122,106	FNMA Pool #MA4016, 2.50%, 5/1/40	128,830

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS# 16.3% (continued)
$238,817	FNMA Pool #MA4077, 2.00%, 7/1/50	$248,104
281,508	FNMA Pool #MA4078, 2.50%, 7/1/50	297,010
196,252	FNMA Pool #MA4119, 2.00%, 9/1/50	203,883
399,017	FNMA Pool #MA4208, 2.00%, 12/1/50	414,533
37,478	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	38,616
29,705	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	30,501
65,007	GNMA II Pool #5332, 4.00%, 3/20/42	71,827
68,392	GNMA II Pool #MA1520, 3.00%, 12/20/43	72,995
42,650	GNMA II Pool #MA2445, 3.50%, 12/20/44	46,035
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,464,275) 16.3%		8,753,586
U.S. TREASURY OBLIGATIONS 14.6%
	U.S. TREASURY NOTES & BONDS 14.6%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31(3)	172,509
500,000	U.S. Treasury Bonds, 4.38%, 2/15/38	743,320
140,000	U.S. Treasury Bonds, 3.50%, 2/15/39	190,110
80,000	U.S. Treasury Bonds, 1.13%, 5/15/40	75,950
974,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,278,603
552,000	U.S. Treasury Bonds, 2.25%, 8/15/49	631,717
100,000	U.S. Treasury Notes, 1.75%, 2/28/22	101,891
990,000	U.S. Treasury Notes, 1.38%, 6/30/23	1,020,319
1,505,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,621,285
400,000	U.S. Treasury Notes, 2.13%, 5/31/26	436,672
250,000	U.S. Treasury Notes, 1.50%, 8/15/26	264,717
350,000	U.S. Treasury Notes, 1.13%, 2/28/27	362,947
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 14.6% (continued)
	U.S. TREASURY NOTES & BONDS 14.6% (continued)
$615,000	U.S. Treasury Notes, 2.75%, 2/15/28	$705,256
250,000	U.S. Treasury Notes, 1.63%, 8/15/29	267,441
TOTAL U.S. TREASURY NOTES & BONDS (Cost $7,070,650) 14.6%		7,872,737
Shares		Value
SHORT-TERM INVESTMENTS 12.8%
	MONEY MARKET FUNDS 12.8%
1,929,142	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.030%(4)	1,929,142
4,969,483	State Street Navigator Securities Lending Government Money Market Portfolio(5)	4,969,483
		6,898,625
Total Short-Term Investments (Cost $6,898,625) 12.8%		6,898,625
TOTAL INVESTMENTS IN SECURITIES 108.9% (Cost $55,326,542)		$58,619,737
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS -8.9%		(4,766,173)
NET ASSETS 100%		$53,853,564

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
Floating or variable rate security. The rate disclosed is the rate in effect as of December 31, 2020. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(3)
A portion or all of the security was held on loan. As of December 31, 2020, the market value of the securities on loan was $5,321,920.

(4)
Rate reflects 7 day yield as of December 31, 2020.

(5)
Securities with an aggregate market value of  $5,321,920 were out on loan in exchange for collateral including $4,969,483 of cash collateral as of December 31, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(G) in the Notes to Financial Statements.

#
Including Mortgage-Backed Securities issued by U.S. Government Agencies.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REMIC
Real Estate Mortgage Investment Conduit.

SOFR
Secured Overnight Financing Rate

See Notes to Financial Statements.

December 31, 2020

The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$1,716,974	$—	$1,716,974
Commercial Mortgage-Backed Securities	—	5,654,046	—	5,654,046
Corporate Bonds & Notes*	—	25,011,154	—	25,011,154
Foreign Government Obligations	—	735,453	—	735,453
Long-Term Municipal Securities*	—	1,977,162	—	1,977,162
U.S. Government Agency Obligations	—	8,753,586	—	8,753,586
U.S. Treasury Obligations	—	7,872,737	—	7,872,737
Short-Term Investments	6,898,625	—	—	6,898,625
Total Investments in Securities	$6,898,625	$51,721,112	$—	$58,619,737

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund generated a total return of 3.68% during the 12 months ended December 31, 2020. This compares to the 5.21% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund posted solid absolute gains but lagged its benchmark primarily because of duration positioning and issue selection overall. Sector allocation decisions generated mixed results.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results most was its exposure to transportation bonds, particularly bonds issued by New York’s Mass Transit Authority. Ridership on the New York City subway system was down approximately 70% since the start of the COVID-19 pandemic, which, in turn, seriously affected the creditworthiness of these bonds. Also, the Fund’s holding in the Birmingham, Alabama Civic Center was its worst individual performer during the annual period. Convention centers were hurt nationwide by the restrictions on gathering imposed by the pandemic. From an allocation perspective, having an overweight to New York State bonds, which generally posted positive absolute returns but underperformed the Bloomberg Barclays Index during the annual period, detracted. Having no exposure to Puerto Rico bonds, which were especially strong performers during the annual period, further dampened relative results.
Partially offsetting these detractors was the Fund’s overweight to highly-rated debt of independent school districts when the municipal bond market rallied in the late spring of 2020. These bonds generally performed well, as they are supported by property taxes. Indeed, the Fund’s two best individual performers during the annual period were the independent school district debt of El Paso, Texas and of Long Beach, California. Overweights to essential services sectors, like water and electric utilities, also proved beneficial. Having an underweight to airport debt, which was hurt by the significant drop in airline passengers, and having no exposure to senior living and long-term care facilities bonds, which were hit hard by the effects of the COVID-19 pandemic, contributed positively as well. Issue selection in higher education bonds also added value. In particular, New York State Dormitory bonds issued by Barnard College and bonds issued for Penn State each generated attractive returns during the annual period, especially given the pandemic-driven pressure on university budgets.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the annual period. The Fund generally held a duration position shorter than that of the Bloomberg Barclays Index during the annual period, which hurt as interest rates declined across the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning had a modestly negative effect on the Fund’s results during the annual period. The Fund was underweight long-term bonds and more heavily weighted on intermediate-term bonds, which hurt, as long-term bonds outperformed intermediate-term bonds for the annual period as a whole. Yield curve indicates the spectrum of maturities within a particular sector.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the annual period?
After the COVID-19 pandemic hit in the first quarter of 2020, we made the decision to reduce the Fund’s risk stance in terms of duration and credit quality, as before any government assistance was granted to state and local municipalities, there was growing concern about the negative effect on budgets due to rising unemployment and declining tax receipts. We increased positions in higher quality sectors, such as highly-rated general obligation bonds, and reduced overall exposure to lower quality states, such as New York State, and sectors, including health care/hospitals. We also sold bonds issued by the Port of Seattle, Washington, as this entity accounts for operations of airport, marine cargo terminals and cruise line terminals in the city, all severely impacted by the pandemic. We maintained a shorter duration position than that of the Bloomberg Barclays Index, but we did lengthen duration modestly.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
At the end of December 2020, based on projections for a still-soft economy into 2021, the Fund maintained a high quality, conservative bias and a shorter duration relative to the Bloomberg Barclays Index. The Fund also maintained an underweight to long-term bonds and an emphasis on short- to intermediate-term bonds. Relative to the Bloomberg Barclays Index, the Fund was overweight high quality states, essential services bonds and school districts supported by local property taxes and was underweight senior living facilities, small colleges, single-site hospitals and credits highly correlated to travel at end of the annual period.
What is your tactical view and strategy for the months ahead?
In our view, our strategy for the Fund in the months ahead is highly dependent on how quickly the U.S. economy recovers from the effects of the COVID-19 pandemic. While the availability of a vaccine is a tremendous positive, the rollout of actual inoculations has been slow, with large segments of the population not expected to receive it until mid-year 2021. Accordingly, at the end of December 2020, the Fund remained focused on higher quality issuers and bonds with solid revenue generating capacity, such as essential services bonds. The Fund remained underweight issuers tied to hospitality and travel, senior care facilities and small colleges, which could well continue to feel weakness in their creditworthiness for some time even after the economy begins to recover. Another key factor that bears watching going forward is the change in U.S. Administration, as we closely monitor any new legislative efforts undertaken to assist state and local governments and to improve national infrastructure.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. We also continue to closely monitor any material change in Federal Reserve posture, new tax legislation, unemployment rates, or other factors that might affect state and local governments’ credit ratings.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,021,500	2.1%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	647,360	1.3%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	619,535	1.3%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	619,000	1.3%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	609,670	1.2%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	559,420	1.1%
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	500,000	528,235	1.1%
Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30	500,000	430,940	0.9%
North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	385,000	399,572	0.8%
South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	325,000	389,513	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments, if any.

Quality Diversification — Credit Quality Expressed as a Percentage of Total Investment Securities as of December 31, 2020*
Percentage of Total Investment Securities
Aaa/AAA	12.4%
Aa1/AA+	12.8%
Aa2/AA	25.8%
Aa3/AA-	18.0%
A1/A+	11.8%
A2/A	10.3%
A3/A-	3.8%
Baa1/BBB+	2.7%
Baa2/BBB	1.7%
NR	0.7%
Total Investments	100.0%

*
Excludes short-term investments, if any

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited) (continued)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Bloomberg Barclays Municipal Bond Index* (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The Value Line Tax Exempt Fund, Inc. and the Bloomberg Barclays Municipal Bond Index**
Performance Data: **
Average Annual Total Returns (For periods ended 12/31/2020)
Investor Class	1 Yr	5 Yrs	10 Yrs
The Value Line Tax Exempt Fund, Inc.	3.68%	2.67%	3.47%
Bloomberg Barclays Municipal Bond Index	5.21%	3.91%	4.63%

*
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments	December 31, 2020

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0%
	ALABAMA 0.9%
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$159,949
100,000	Birmingham-Jefferson Civic Center Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/36	Aa3	106,083
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	154,865
			420,897
	ALASKA 0.6%
250,000	Alaska Housing Finance Corp., State Capital Project, Refunding Revenue Bonds, Ser. B, 4.00%, 12/1/36	Aa2	294,785
	ARIZONA 1.0%
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	260,477
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	239,812
			500,289
	CALIFORNIA 17.4%
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	47,743
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	237,563
65,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	NR(2)	76,616
90,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	Aa3	103,929
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	106,300
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	167,562
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	125,863
100,000	California State Public Works Board, Revenue Bonds, Department of Education, Ser. H, 5.00%, 4/1/31	Aa3	126,201
200,000	California State Public Works Board, Revenue Bonds, Ser. H, 5.00%, 12/1/24	Aa3	236,648
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	188,105
200,000	California State, General Obligation Unlimited, 5.00%, 2/1/38	Aa2	209,672
180,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Ser. A, 4.38%, 3/1/44	A(3)	201,823
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	286,937
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(4)	A2	430,940
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	84,878
250,000	El Cajon Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, BAM Insured, 5.00%, 10/1/35	AA(3)	320,010
150,000	Fresno Joint Powers Financing Authority Lease (Master Lease Projects), Revenue Refunding Bonds, Ser. A, AGM Insured, 5.00%, 4/1/34	A2	181,146
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	Aa3	353,370
150,000	Golden State Tobacco Securitization Corp., Ser. A-1, 5.00%, 6/1/22	A(3)	159,683
170,000	Long Beach Unified School District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/48	Aa2	184,885
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	260,937
60,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C, Senior Ser. B, 5.00%, 7/1/22	Aa1	64,345
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	224,174
115,000	Los Angeles Unified School District, Election 2005, General Obligation Unlimited, Ser. M-1, 5.00%, 7/1/36	Aa3	144,967
330,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. C, 4.00%, 10/1/22	Aa1	339,454
60,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. F, 5.00%, 7/1/28	Aa1	64,323
150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+(3)	187,161
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	278,435
185,000	Oxnard Financing Authority, Revenue Bonds, BAM Insured, 5.00%, 6/1/35	AA(3)	233,255
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A2	80,664
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	59,950
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	CALIFORNIA 17.4% (continued)
$150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	$166,322
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	265,097
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA(3)	72,445
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	619,000
100,000	San Francisco City & County Airport Commission San Francisco International Airport, Second Series Revenue Bonds, Ser. E, 5.00%, 5/1/48	A1	122,057
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A(3)	239,506
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	216,908
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-(3)	157,271
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	269,229
150,000	State of California, General Obligation Unlimited, Various Purpose Bonds, 5.00%, 8/1/26	Aa2	188,711
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-(3)	155,266
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	179,537
175,000	Whittier City School District, General Obligation Limited, Ser. D, 3.00%, 8/1/44	Aa3	191,139
			8,610,027
	COLORADO 1.4%
175,000	Buffalo Ridge Metropolitan District, General Obligation Unlimited, Ser. A, BAM Insured, 4.00%, 12/1/47	A3	200,933
200,000	Colorado Health Facilities Authority, Adventhealth Obligated Group, Refunding Bonds, 4.00%, 11/15/43	Aa2	234,382
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	274,919
			710,234
	CONNECTICUT 1.1%
105,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	105,993
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	269,032
150,000	State of Connecticut Transportation Infrastructure Purposes, Special Tax Obligation, Revenue Bonds, Ser. B, 5.00%, 10/1/27	A+(3)	192,353
			567,378
	DELAWARE 0.6%
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	Aa3	304,549
	DISTRICT OF COLUMBIA 0.6%
30,000	District of Columbia, Prerefunded, Ser. G, 5.00%, 12/1/36	NR(2)	31,305
70,000	District of Columbia, Ser. G, 5.00%, 12/1/36	AAA(3)	72,771
145,000	District of Columbia Income, General Obligation Unlimited, Ser. A, 5.00%, 6/1/43	Aaa	183,104
			287,180
	FLORIDA 4.8%
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	157,861
180,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/47	A1	222,799
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	111,997
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	230,081
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A-(3)	213,235
250,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/40	Aa1	299,222
125,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/45	Aa1	148,406
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	269,590
185,000	Florida Housing Finance Corp., Revenue Bonds, Ser. 1, (GNMA/FNMA/FHLMC), 4.00%, 7/1/49	Aaa	202,316
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	132,979
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	387,731
			2,376,217
See Notes to Financial Statements.

December 31, 2020

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	GEORGIA 1.8%
$500,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	Aa2	$528,235
350,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	362,610
			890,845
	GUAM 0.3%
120,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/39	A2	135,358
	HAWAII 0.7%
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	119,474
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa2	214,200
			333,674
	IDAHO 0.5%
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	270,040
	ILLINOIS 0.8%
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	105,643
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	A1	172,135
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA(3)	114,459
			392,237
	INDIANA 0.3%
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	160,360
	IOWA 0.1%
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	53,295
	KANSAS 0.6%
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	313,393
	KENTUCKY 0.5%
110,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Ser. A, AGM Insured, 4.00%, 6/1/37	A2	124,349
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	Aa3	130,341
			254,690
	LOUISIANA 1.5%
300,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, City of Bossier City, 5.00%, 11/1/26	Aa3	364,866
100,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	119,034
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	161,224
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	98,151
			743,275
	MAINE 0.9%
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	233,360
80,000	Maine State Housing Authority (Mortgage), Revenue Bonds, Ser. A, 3.80%, 11/15/39	Aa1	88,927
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	105,372
			427,659
	MARYLAND 0.6%
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	160,352
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NR(2)	123,223
			283,575
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	MASSACHUSETTS 5.7%
$75,000	Commonwealth of Massachusetts, Revenue Bonds, 5.50%, 1/1/30	A1	$100,862
250,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	260,960
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	219,072
250,000	Massachusetts Development Finance Agency, Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	280,003
225,000	Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	225,839
75,000	Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 7/1/36	NR(2)	76,769
250,000	Massachusetts Development Finance Agency, Umass Memorial Health Care, Revenue Bonds, 3.63%, 7/1/37	BBB+(3)	272,138
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	647,360
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	259,480
165,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 11/15/46	Aa2	201,234
250,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	Aa3	268,935
			2,812,652
	MICHIGAN 1.7%
200,000	Jackson Public Schools County of Jackson, Michigan 2018 School Building and Site Bonds, General Obligation Unlimited, 5.00%, 5/1/48	Aa1	244,114
250,000	Michigan Finance Authority, Henry Ford Health System, Revenue Bonds, 4.00%, 11/15/46	A2	278,860
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	147,896
150,000	Port Huron Area School District, General Obligation Unlimited, AGM Insured, 4.00%, 5/1/42	A1	166,094
			836,964
	MINNESOTA 0.6%
110,000	County of Jackson, Minnesota Capital Improvement Plan, General Obligation Unlimited, Ser. C, 3.00%, 2/1/38	AA(3)	120,208
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	185,117
			305,325
	MISSISSIPPI 0.2%
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+(3)	109,164
	MISSOURI 0.9%
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	A1	138,566
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	179,352
130,000	Missouri Housing Development Commission Single Family Mortgage (First Place Homeownership Loan Program), Revenue Bonds, (GNMA/FNMA/FHLMC), 4.25%, 5/1/49	AA+(3)	145,032
			462,950
	NEBRASKA 0.2%
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	114,381
	NEVADA 2.8%
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	268,257
250,000	Clark County School District, General Obligation Unlimited, Ser. A, 4.00%, 6/15/35	A1	291,252
230,000	Clark County School District, General Obligation Unlimited, Ser. C, 5.00%, 6/15/29	A1	290,196
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	243,038
240,000	Las Vegas Valley Water District, General Obligation Limited, Ser. A, 3.38%, 6/1/38	Aa1	268,594
			1,361,337
	NEW HAMPSHIRE 0.7%
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	115,976
200,000	New Hampshire Housing Finance Authority, Revenue Bonds, Ser. 1, 3.75%, 7/1/54	Aaa	217,820
			333,796
See Notes to Financial Statements.

December 31, 2020

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	NEW JERSEY 5.6%
$135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	$164,024
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	210,009
270,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. AAA, 5.50%, 6/15/27	Baa1	333,677
150,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. B, 5.00%, 6/15/38	Baa1	183,202
30,000	New Jersey Institute of Technology, Revenue Bonds, Prerefunded, Ser. A, 5.00%, 7/1/42	NR(2)	32,117
70,000	New Jersey Institute of Technology, Revenue Bonds, Unrefunded, Ser. A, 5.00%, 7/1/42	A1	74,992
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,021,500
165,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 1/1/29	A2	176,896
100,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, 5.00%, 1/1/35	A2	107,966
110,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B, AMBAC Insured, 5.25%, 12/15/23	Baa1	124,595
150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB, 4.00%, 6/15/36	Baa1	169,487
150,000	North Bergen Township Board of Education, General Obligation Limited, BAM Insured, 2.50%, 2/1/40	AA(3)	153,341
			2,751,806
	NEW MEXICO 0.6%
250,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	291,368
	NEW YORK 13.6%
210,000	Battery Park City Authority, Revenue Bonds, Ser. B, 4.00%, 11/1/41	Aaa	257,475
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	257,005
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	254,787
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A2	209,534
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	208,416
150,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A3	178,395
500,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A3	559,420
100,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 5.00%, 6/15/34	Aa1	110,951
65,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. EE, 5.00%, 6/15/45	Aa1	74,173
60,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. FF, 5.00%, 6/15/45	Aa1	63,951
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa3	112,497
300,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	300,978
120,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	139,811
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	182,139
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. A-1, 5.00%, 8/1/31	Aa1	231,548
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. B-1, 5.00%, 8/1/39	Aa1	229,478
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/32	Aa1	299,645
245,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/40	Aa1	288,598
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	A1	193,953
100,000	New York State Dormitory Authority, Revenue Bonds, Barnard College, Ser. A, 5.00%, 7/1/30	A2	119,000
50,000	New York State Dormitory Authority, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	52,411
150,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa2	151,145
250,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa2	275,160
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	NEW YORK 13.6% (continued)
$125,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa3	$155,996
200,000	New York State Urban Development Corp., Refunding Revenue Bonds, Ser. A, 4.00%, 3/15/44	Aa2	234,792
250,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa2	301,065
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	174,588
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	103,360
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	100,312
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	380,458
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	308,675
185,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	225,881
			6,735,597
	NORTH CAROLINA 3.0%
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	124,952
135,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/36	Aa2	163,571
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB(3)	316,407
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	399,572
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	160,211
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	318,440
			1,483,153
	NORTH DAKOTA 0.3%
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	139,741
	OHIO 2.3%
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA-(3)	212,206
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	294,522
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa2	336,089
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	287,455
			1,130,272
	OKLAHOMA 0.9%
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	169,274
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-(3)	258,912
			428,186
	OREGON 1.0%
280,000	County of Multnomah Oregon, General Obligation Unlimited, 4.00%, 6/1/42	Aaa	323,422
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	178,037
			501,459
	PENNSYLVANIA 4.4%
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A+(3)	208,700
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	194,493
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	619,535
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	609,670
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA(3)	114,052
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	309,092
100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	118,324
			2,173,866
See Notes to Financial Statements.

December 31, 2020

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	RHODE ISLAND 0.3%
$135,000	Rhode Island Health & Educational Building Corp. Public School, Revenue Bonds, 5.00%, 5/15/28	A1	$171,168
	SOUTH CAROLINA 1.4%
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	95,758
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	389,513
210,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Ser. A, 3.00%, 10/1/36	Aa3	222,419
			707,690
	TENNESSEE 1.0%
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	127,087
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	265,492
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	85,477
			478,056
	TEXAS 7.3%
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-(3)	207,766
120,000	City of Arlington, Subordinate Lien Special Tax, Revenue Bonds, Ser. C, BAM Insured, 5.00%, 2/15/33	A3	142,868
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA(3)	70,844
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	144,781
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	76,965
90,000	City of McAllen Texas, General Obligation Limited, 5.00%, 2/15/32	AA+(3)	114,722
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	185,645
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	238,712
150,000	Corpus Christi Independent School District, General Obligation Unlimited, (PSF-GTD), 3.00%, 8/15/40	Aaa	168,519
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	331,534
200,000	El Paso Independent School District, General Obligation Limited, (PSF-GTD), 4.00%, 8/15/43	Aaa	237,210
170,000	Harris County Municipal Utility District No. 82, General Obligation Unlimited, BAM Insured, 2.00%, 10/1/30	AA(3)	175,299
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A1	276,273
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	214,358
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	128,174
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	115,479
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	159,276
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	300,228
150,000	Texas Water Development Board, Revenue Bonds, 3.00%, 10/15/38	AAA(3)	172,568
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA(3)	125,858
			3,587,079
	VERMONT 0.7%
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa2	204,470
135,000	Vermont Educational & Health Buildings Financing Agency, University of Vermont Medical Center Project, Green Bonds, Revenue Bonds, 5.00%, 12/1/46	A3	156,784
			361,254
	WASHINGTON 3.1%
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	251,475
200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	235,088
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	89,744
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	200,521
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	AA(3)	105,962
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 96.0% (continued)
	WASHINGTON 3.1% (continued)
$350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	$365,747
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aaa	306,605
			1,555,142
	WISCONSIN 0.2%
100,000	City of Stoughton, General Obligation Unlimited, Ser. A, 3.38%, 4/1/38	Aa2	111,777
	WYOMING 0.5%
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A(3)	222,314
	TOTAL LONG-TERM MUNICIPAL SECURITIES 96.0% (Cost $44,356,218)		$47,496,454
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 4.0%		1,980,925
	NET ASSETS 100.0%		$49,477,379

(1)
Rated by Moody’s Investor Service unless otherwise specified.

(2)
Security no longer rated by Moody’s Investor Service or Standard & Poor’s.

(3)
Rated by Standard & Poor’s.

(4)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

BAM
Build America Mutual.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$47,496,454	$—	$47,496,454
Total Investments in Securities	$—	$47,496,454	$—	$47,496,454

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2020

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$58,619,737	$47,496,454
Cash	—	1,548,925
Dividends and interest receivable	292,256	529,126
Receivable for securities sold	274,101	10,000
Prepaid expenses	31,522	22,826
Receivable from Adviser	10,269	—
Receivable for capital shares sold	3,133	—
Receivable for securities lending income	328	—
Total Assets	59,231,346	49,607,331
Liabilities:
Payable upon return of securities on loan (See Note 1(G))	4,969,483	—
Payable for securities purchased	290,093	—
Dividends payable to shareholders	6,775	17,245
Payable for capital shares redeemed	5,281	8,394
Accrued expenses:
Advisory fee	—	14,354
Service and distribution plan fees	11,430	—
Custody and accounting fees payable	33,992	37,261
Printing fee payable	20,477	15,092
Directors’ fees and expenses	172	126
Other	40,079	37,480
Total Liabilities	5,377,782	129,952
Net Assets	$53,853,564	$49,477,379
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$34,007	$49,186
Additional paid-in capital	50,783,570	47,509,847
Total Distributable Earnings/(Loss)	3,035,987	1,918,346
Net Assets	$53,853,564	$49,477,379
Net Asset Value Per Share
Net Assets	$53,853,564	$49,477,379
Shares Outstanding	3,400,696	4,918,625
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.84	$10.06
* Includes securities on loan of	$5,321,920	$—
Cost of investments	$55,326,542	$44,356,218
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2020

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,367,843	$1,388,629
Dividends	1,875	—
Securities lending income (Net)	4,245	—
Total Income	1,373,963	1,388,629
Expenses:
Advisory fees	200,398	178,873
Service and distribution plan fees	136,274	125,511
Custody and accounting fees	81,993	91,011
Transfer agent fees	55,152	29,506
Printing and postage fees	45,782	27,820
Auditing and legal fees	33,807	32,580
Fund administration fees	32,000	32,000
Registration and filing fees	23,814	24,945
Compliance and tax service fees	10,675	10,606
Directors’ fees and expenses	6,077	5,560
Insurance fees	2,345	2,232
Other	21,721	22,236
Total Expenses Before Fees Waived (See Note 5)	650,038	582,880
Less: Advisory Fees Waived	(159,451)	—
Less: Service and Distribution Plan Fees Waived	—	(125,511)
Net Expenses	490,587	457,369
Net Investment Income/(Loss)	883,376	931,260
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	969,002	100,438
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	1,196,067	773,570
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	2,165,069	874,008
Net Increase/(Decrease) in Net Assets from Operations	$3,048,445	$1,805,268
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Core Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$883,376	$1,239,457
Net realized gain/(loss) on investments	969,002	435,378
Change in net unrealized appreciation/(depreciation) on investments	1,196,067	2,769,139
Net increase/(decrease) in net assets from operations	3,048,445	4,443,974
Distributions to Shareholders from:
Distributable Earnings	(1,025,857)	(1,297,862)
Share Transactions:
Proceeds from sale of shares	3,523,006	2,540,869
Proceeds from reinvestment of distributions to shareholders	936,701	1,170,292
Cost of shares redeemed	(6,604,784)	(7,464,338)
Net increase/(decrease) in net assets from capital share transactions	(2,145,077)	(3,753,177)
Total increase/(decrease) in net assets	(122,489)	(607,065)
Net Assets:
Beginning of year	53,976,053	54,583,118
End of year	$53,853,564	$53,976,053
Capital Share Transactions:
Shares sold	225,921	169,769
Shares issued to shareholders in reinvestment of dividends	59,660	77,887
Shares redeemed	(422,790)	(499,146)
Net increase/(decrease)	(137,209)	(251,490)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	The Value Line Tax Exempt Fund, Inc.
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$931,260	$1,078,379
Net realized gain/(loss) on investments	100,438	211,211
Change in net unrealized appreciation/(depreciation) on investments	773,570	1,820,970
Net increase/(decrease) in net assets from operations	1,805,268	3,110,560
Distributions to Shareholders from:
Distributable Earnings	(1,214,710)	(1,364,597)
Share Transactions:
Proceeds from sale of shares	1,244,944	2,033,638
Proceeds from reinvestment of distributions to shareholders	986,316	1,111,987
Cost of shares redeemed	(4,778,217)	(5,306,212)
Net increase/(decrease) in net assets from capital share transactions	(2,546,957)	(2,160,587)
Total increase/(decrease) in net assets	(1,956,399)	(414,624)
Net Assets:
Beginning of year	51,433,778	51,848,402
End of year	$49,477,379	$51,433,778
Capital Share Transactions:
Shares sold	127,837	205,732
Shares issued to shareholders in reinvestment of dividends	98,768	112,657
Shares redeemed	(481,960)	(538,164)
Net increase/(decrease)	(255,355)	(219,775)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.26	$14.40	$14.94	$14.77	$14.71
Income/(loss) from investment operations:
Net investment income/(loss)	0.25(1)	0.36	0.32	0.34	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.63	0.86	(0.52)	0.17	0.06
Total from investment operations	0.88	1.22	(0.20)	0.51	0.32
Less distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.34)	(0.34)	(0.26)
Total distributions	(0.30)	(0.36)	(0.34)	(0.34)	(0.26)
Net asset value, end of year	$15.84	$15.26	$14.40	$14.94	$14.77
Total return	5.77%	8.51%	(1.31)%	3.47%	2.16%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$53,854	$53,976	$54,583	$61,586	$66,429
Ratio of gross expenses to average net assets(2)	1.19%	1.14%	1.21%	1.22%	1.20%
Ratio of net expenses to average net assets(3)	0.90%	0.93%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	1.62%	2.26%	2.24%	2.01%	1.74%
Portfolio turnover rate	70%	39%	84%	35%	32%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser.

(3)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser.

See Notes to Financial Statements.

Financial Highlights

	The Value Line Tax Exempt Fund, Inc. Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.94	$9.61	$9.86	$9.75	$10.06
Income/(loss) from investment operations:
Net investment income/(loss)	0.18(1)	0.20	0.26	0.26	0.28
Net gains/(losses) on securities (both realized and unrealized)	0.18	0.39	(0.25)	0.11	(0.31)
Total from investment operations	0.36	0.59	0.01	0.37	(0.03)
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.26)	(0.26)	(0.28)
Total distributions	(0.24)	(0.26)	(0.26)	(0.26)	(0.28)
Net asset value, end of year	$10.06	$9.94	$9.61	$9.86	$9.75
Total return	3.68%	6.18%	0.17%	3.86%	(0.38)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$49,477	$51,434	$51,848	$56,163	$62,797
Ratio of gross expenses to average net assets(2)	1.16%	1.12%	1.12%	1.10%	0.99%
Ratio of net expenses to average net assets(3)	0.91%	0.87%	0.87%	0.85%	0.74%
Ratio of net investment income to average net assets	1.85%	2.07%	2.74%	2.67%	2.75%
Portfolio turnover rate	3%	15%	12%	10%	18%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor.

(3)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Notes to Financial Statements

1.    Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and

Notes to Financial Statements (continued)

these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.

December 31, 2020

(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds declare and pay dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2020, the Fund was not invested in joint repurchase agreements.
As of December 31, 2020, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Core Bond Fund	$5,321,920	$5,428,733

*
Value Line Core Bond Fund received cash collateral of  $4,969,483, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $459,250, in the form of U.S. Government obligations, ranging from 0.00% -7.13%, maturing 2/28/21-2/15/43, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Notes to Financial Statements (continued)

(H) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds' investments.
(I) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2020, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Core Bond Fund	$33,274,628	$31,179,359	$8,171,683	$6,852,249
The Value Line Tax Exempt Fund, Inc.	1,587,693	4,868,441	—	—

December 31, 2020

4.   Income Taxes
At December 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$55,339,427	$3,371,729	$(91,419)	$3,280,310
The Value Line Tax Exempt Fund, Inc.	45,491,379	2,843,428	(838,353)	2,005,075
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Core Bond Fund	$8,675	$—	$(6,775)	$3,280,310	$(246,223)	$—	$3,035,987
The Value Line Tax Exempt Fund, Inc.	—	—	(17,245)	2,005,075	(69,484)	—	1,918,346
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
A reclassification, related to permanent book-tax differences, has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earning/(loss) and additional paid-in capital for the Funds as follows:
Fund	Total Distributable Earnings/(Loss)	Additional Paid-In Capital
Value Line Core Bond Fund	$—	$—
The Value Line Tax Exempt Fund, Inc.	2,393	(2,393)
The reclassification was primarily due to distribution character. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2020 and 2019 were as follows:
	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Tax exempt income	Taxable ordinary income	Total Distributions Paid
Value Line Core Bond Fund	$1,025,857	$—	$—	$—	$1,025,857
The Value Line Tax Exempt Fund, Inc.	—	—	1,213,535	1,175	1,214,710

Notes to Financial Statements (continued)

	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Tax exempt income	Taxable ordinary income	Total Distributions Paid
Value Line Core Bond Fund	$1,297,862	$—	$—	$—	$1,297,862
The Value Line Tax Exempt Fund, Inc.	—	—	1,363,401	1,196	1,364,597
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. and managing each Fund’s investments for the year ended December 31, 2020, the Adviser was paid a fee at an annual rate of 0.38% and 0.37%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.50% for both Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds. For the year ended December 31, 2020, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$200,398	$159,451
The Value Line Tax Exempt Fund, Inc.	178,873	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has contractually agreed to waive the Value Line Tax Exempt Fund’s 12b-1 fee in an amount equal to 0.25% of the Value Line Tax Exempt Fund’s average daily net assets through June 30, 2021. The waiver cannot be terminated before June 30, 2021 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2021. The Distributor has no right to recoup previously contractually waived amounts of the Value Line Tax Exempt Fund. For the year ended December 31, 2020, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$136,274	$—
The Value Line Tax Exempt Fund, Inc.	125,511	125,511
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Value Line Core Bond Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Fund’s Board. As of December 31, 2020, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

December 31, 2020

Value Line Core Bond Fund
Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
December 31, 2021	$124,410
December 31, 2022	115,377
December 31, 2023	159,451
During the year ended December 31, 2020, the Value Line Core Bond Fund did not make any repayments to the Adviser for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 24, 2021
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2020 and held for six months ended December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Core Bond Fund	$1,000.00	$1,013.10	$4.55	0.90%
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.80	4.83	0.95
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,020.61	$4.57	0.90%
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.36	4.82	0.95

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2020, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Exempt Interest Dividends	Long-Term Capital Gains
Value Line Core Bond Fund	0.00%	0.00%	0.00%	$0.00
The Value Line Tax Exempt Fund, Inc.	0.00%	0.00%	99.90%	0.00
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Board Approval of Liquidity Risk Management Program (unaudited)

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 18, 2020, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2020. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 50	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	10	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 64	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	10	None
James E. Hillman Age: 64	Director (Chair of the Board of the Value Line Funds since 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	10	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 1984 with respect to The Value Line Tax Exempt Fund and since 1986 with respect to Value Line Core Bond Fund	Chairman, Institute for Political Economy	10	None
Nancy-Beth Sheerr Age: 72	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	10	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 50	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020	Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 70	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006-2019.
Emily D. Washington Age: 42	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 — 2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2 Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3 Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4 Principal Accountant Fees and Services

(a)	Audit Fees 2020 - $20,560

Audit Fees 2019 - $11,944

(b)	Audit-Related fees – None.

(c)	Tax Preparation 2020 - $4,543

Tax Preparation 2019 - $1,634

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit 2020 - None

Aggregate Non-Audit 2019 - None

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date: March 8, 2021